Convertible bonds	12 Months Ended
Dec. 31, 2018
Convertible bonds [Abstract]
Convertible bonds
20.	Convertible bonds

	December 31,
	2017	2018
	RMB	RMB

Convertible bonds, current
2019 Convertible Senior Notes	-	6,863

Convertible bonds, non-current
2019 Convertible Senior Notes	6,536	-

On March 18, 2014, the Company issued Convertible Senior Notes due 2019 with principal amount of US$400 million (the “Notes”). The Notes bear interest at a rate of 2.25% per year, payable semi-annually in arrears on April 1 and October 1 of each year, beginning on October 1, 2014. The Notes will mature on April 1, 2019. The value of the Notes is initially measured by the cash received and is subsequently stated at amortized cost.

The Notes are not redeemable prior to the maturity date of April 1, 2019, except that the holders of the Notes (the “Holders”) have a noncontingent option to require the Company to repurchase for cash all or any portion of their Notes on April 1, 2017. The repurchase price will equal 100% of the principal amount of the Notes to be repurchased plus accrued and unpaid interest, if any, to, but excluding, the repurchase date.

US$399 million aggregate principal amount of the Notes were redeemed on April 1, 2017. Following the repurchase, US$1 million aggregate principal amount of the Notes remains outstanding and will be due in 2019.

As of December 31, 2017 and 2018, RMB 6.5 million (US$1.0 million) and RMB 6.9 million (US$1.0 million) has been accounted for as the value of the Notes in non-current liabilities and current liabilities respectively.

Interest expense recognized during the years ended December 31, 2017 and 2018 was RMB20,820 and RMB149.

The remaining outstanding balance of the Notes was repaid on April 1, 2019.